Current assets - Other assets	6 Months Ended
Jun. 30, 2023
Current Assets Other Assets [abstract]
Current assets - Other assets	Current assets – Other assets

(All in US$)	June 30, 2023	December 31, 2022

Escrow reserves	1,427,298	9,137,605

The reserves are funds deposited with the Lender for capital expenditure, insurance, tax, and production as additional collateral for the loan obtained in relation to the purchase of the new facility in Chattanooga, Tennessee. The reserves will be released when the conditions of the loan have been satisfied which is expected to be within 12 months from balance date.

During the period and in accordance with all applicable loan conditions, NOVONIX received the remaining disbursement of the capital expenditure and earnout reserves as the scheduled capital expenditure work was completed, installed, and being utilised by NOVONIX in the ordinary course of business.